UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2009

PORTER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	001-33033	61-1142247
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 Eastpoint Parkway, Louisville, Kentucky, 40223
(Address of principal executive offices)

(502) 499-4800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

Information is being furnished herein with respect to presentations to investors and others that may be made by executive officers of Porter Bancorp, Inc.  A copy of the presentation materials and proforma financial information reconciliation table are attached hereto as, respectively, Exhibit 99.1 and Exhibit 99.2. This information includes selected financial and operational information through the fourth quarter of 2008 and does not represent a complete set of financial statements and related notes prepared in conformity with generally accepted accounting principles (“GAAP”).  Most, but not all, of the selected financial information furnished herein is derived from the Company’s consolidated financial statements and related notes prepared in accordance with GAAP and management’s discussion and analysis included in the Company’s reports on Forms 10-K and 10-Q.  The Company’s annual financial statements are subject to independent audit.  These materials replace and supersede investor presentation materials previously furnished as an exhibit to Current Reports on Form 8-K.  These materials are dated February 9, 2009, and Porter Bancorp does not undertake to update the materials after that date.

Information contained herein, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Presentation Materials
99.2	Proforma Financial Information Reconciliation Table

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 9, 2009	Porter Bancorp, Inc.

		By:	/s/ David B. Pierce
David B. Pierce
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Presentation Materials
99.2	Proforma Financial Information Reconciliation Table